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METLIFE INVESTORS(R)
                                                                                                      SEND APPLICATION AND CHECK TO:
Home Office Address (no correspondence)                                                      METLIFE INVESTORS USA INSURANCE COMPANY
222 Delaware Avenue Suite 900 . Wilmington, DE 19899                                           Policy Service Office: P.O. Box 10366
                                                          VARIABLE ANNUITY                               Des Moines, Iowa 50306-0366
METLIFE INVESTORS USA VARIABLE ANNUITY SERIES VA           APPLICATION                             FOR ASSISTANCE CALL: 800 848-3854
____________________________________________________________________________________________________________________________________

ACCOUNT INFORMATION
____________________________________________________________________________________________________________________________________

1. ANNUITANT
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number             -          -
  Name        (First)          (Middle)          (Last)                                         _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth        /      /
                                                                                                            ______  ______ _____

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

2. OWNER (COMPLETE ONLY IF DIFFERENT THAN ANNUITANT)
____________________________________________________________________________________________________________________________________

  Correspondence is sent to the Owner.

                                                                              Social
  _______________________________________________________________________     Security/Tax ID Number         -        -
  Name        (First)          (Middle)          (Last)                                              ________  _______  ________

                                                                              Sex [ ] M [ ] F Date of Birth/Trust     /     /
                                                                                                                  ___   ___   ___

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

3. JOINT OWNER
____________________________________________________________________________________________________________________________________

                                                                              Social
  _______________________________________________________________________     Security Number             -          -
  Name        (First)          (Middle)          (Last)                                         _________   _________  _________

                                                                              Sex [ ] M [ ] F Date of Birth        /       /
                                                                                                            ______  ______  _____

  _______________________________________________________________________
  Address           (Street)          (City)           (State)     (Zip)      Phone (____)______________________________________

____________________________________________________________________________________________________________________________________

4. BENEFICIARY
____________________________________________________________________________________________________________________________________

   Show full name(s), address(es), relationship to Owner, Social Security Number(s), and percentage each is to receive. Use the
   Special Requests section if additional space is needed. UNLESS SPECIFIED OTHERWISE IN THE SPECIAL REQUESTS SECTION, IF JOINT
   OWNERS ARE NAMED, UPON THE DEATH OF EITHER JOINT OWNER, THE SURVIVING JOINT OWNER WILL BE THE PRIMARY BENEFICIARY, AND THE
   BENEFICIARIES LISTED BELOW WILL BE CONSIDERED CONTINGENT BENEFICIARIES.

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Primary Name                     Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

                                                                                                       -       -
   _____________________________________________________________________________________________________________________________
   Contingent Name                  Address                                   Relationship       Social Security Number      %

____________________________________________________________________________________________________________________________________

5. PLAN TYPE                                                                                6. PURCHASE PAYMENT
__________________________________________________________________________________________  ________________________________________

  [ ] NON-QUALIFIED                                                                         Funding Source of Purchase Payment
  QUALIFIED                                                                                 __________________________________
  [ ] 401                                                                                   [ ] 1035 Exchange [ ] Check [ ] Wire
  [ ] 403(B) TSA ROLLOVER*
                                                                                            Initial Purchase
  408 IRA* (check one of the options listed below)                                          Payment $___________________________
                                                                                                        Make Check Payable to
  Traditional IRA               SEP IRA                       Roth IRA                                  MetLife Investors USA
  _______________               _______                       ________
  [ ] Transfer                  [ ] Transfer                  [ ] Transfer                  (Estimate dollar amount for 1035
  [ ] Rollover                  [ ] Rollover                  [ ] Rollover                   exchanges, transfers, rollovers, etc.)
  [ ] Contribution - Year_____  [ ] Contribution - Year_____  [ ] Contribution - Year_____
                                                                                             Minimum Initial Purchase Payment:
   *THE ANNUITANT AND OWNER MUST BE THE SAME PERSON.                                          $5,000 Non-Qualified
                                                                                              $2,000 Qualified
__________________________________________________________________________________________  ________________________________________
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_________________________________________________________________

RIDERS                                                               10. SPECIAL REQUESTS
_________________________________________________________________    _______________________________________________________________

7. BENEFIT RIDERS (subject to state availability and age             _______________________________________________________________
   restrictions)
_________________________________________________________________    11. REPLACEMENTS
                                                                     _______________________________________________________________
These riders may only be chosen at time of application. Please       Does the applicant have any existing life insurance
note, there are additional charges for the optional riders.          policies or annuity contracts?               [ ] Yes [ ] No
ONCE ELECTED THESE OPTIONS MAY NOT BE CHANGED.
1) LIVING BENEFIT RIDERS (Optional. Only ONE of the following        Is this annuity being purchased to replace any existing
   Riders may be elected)                                            life insurance or annuity policy(ies)?       [ ] Yes [ ] No
   [ ] Guaranteed Minimum Income Benefit Rider (GMIB)
   [ ] Guaranteed Minimum Income Benefit Plus Rider (GMIB Plus)      If "Yes," applicable disclosure and replacement forms
   [ ] Guaranteed Withdrawal Benefit Rider (GWB)                     must be attached.
   [ ] Guaranteed Minimum Accumulation Benefit Rider (GMAB)          _______________________________________________________________
2) DEATH BENEFIT RIDERS (Check one. If no election is made, the
   Principal Protection option will apply).                          12. ACKNOWLEDGEMENT AND AUTHORIZATION
      [ ] Principal Protection (no additional charge)                _______________________________________________________________
      [ ] Annual Step-Up                                             I (We) agree that the above information and statements and
      [ ] Compounded-Plus                                            those made on all pages of this application are true and
3) [ ] Earnings Preservation Benefit Rider                           correct to the best of my (our) knowledge and belief and
4) [ ] Other _________________________________________________       are made as the basis of my (our) application. I (We)
___________________________________________________________________  acknowledge receipt of the current prospectus of MetLife
                                                                     Investors USA Variable Annuity Account One. PAYMENTS AND
COMMUNICATIONS                                                       VALUES PROVIDED BY THE CONTRACT FOR WHICH APPLICATION IS
___________________________________________________________________  MADE ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.
                                                                     _______________________________________________________________
8. TELEPHONE TRANSFER                                                _______________________________________________________________
___________________________________________________________________
I (We) authorize MetLife Investors USA Insurance Company (MetLife
Investors USA) or any person authorized by MetLife Investors USA to  _______________________________________________________________
accept telephone transfer instructions and/or future payment           (OWNER SIGNATURE & TITLE, ANNUITANT UNLESS OTHERWISE NOTED)
allocation changes from me (us) and my Registered
Representative/Agent. Telephone transfers will be automatically      _______________________________________________________________
permitted unless you check one or both of the boxes below                           (JOINT OWNER SIGNATURE & TITLE)
indicating that you do not wish to authorize telephone transfers.
MetLife Investors USA will use reasonable procedures to confirm      _______________________________________________________________
that instructions communicated by telephone are genuine.                       (SIGNATURE OF ANNUITANT IF OTHER THAN OWNER)
I (We) DO NOT wish to authorize telephone transfers for the
following
(check applicable boxes): [ ] Owner(s) [ ] Registered                Signed at _________________________________________________
                                            Representative/Agent                        (City)                  (State)
___________________________________________________________________

SIGNATURES
___________________________________________________________________  Date ______________________________________________________
                                                                     _______________________________________________________________
9. FRAUD STATEMENT & DISCLOSURE
___________________________________________________________________  13. AGENT'S REPORT
                                                                     _______________________________________________________________
NOTICE TO APPLICANT:
                                                                     Does the applicant have any existing life insurance
FOR ARKANSAS, KENTUCKY, LOUISIANA, MAINE, NEW MEXICO, OHIO,          policies or annuity contracts?               [ ] Yes [ ] No
PENNSYLVANIA, TENNESSEE AND WASHINGTON D.C. RESIDENTS: Any person
who knowingly and with intent to defraud any insurance company or    Is this annuity being purchased to replace any existing
other person files an application or submits a claim containing any  life insurance or annuity policy(ies)?       [ ] Yes [ ] No
materially false information or conceals for the purpose of
misleading, information concerning any fact material thereto,
commits a fraudulent insurance act, which is a crime, and subjects   _______________________________________________________________
such person to criminal and civil penalties.                                              AGENT'S SIGNATURE

FOR FLORIDA RESIDENTS: ANY PERSON WHO KNOWINGLY AND WITH INTENT TO
INJURE, DEFRAUD, OR DECEIVE ANY INSURER FILES A STATEMENT OF CLAIM   _______________________________________________________________
OR AN APPLICATION CONTAINING ANY FALSE, INCOMPLETE, OR MISLEADING                               Phone
INFORMATION IS GUILTY OF A FELONY OF THE THIRD DEGREE.

FOR NEW JERSEY RESIDENTS: Any person who includes any false or       _______________________________________________________________
misleading information on an application for an insurance policy is                     Agent's Name and Number
subject to criminal and civil penalties.

FOR ARIZONA RESIDENTS: Upon receipt of your written request, we      _______________________________________________________________
will provide within a reasonable time period, factual information                        Name and Address of Firm
regarding the benefits and provisions of this Contract. This
Contract may be returned for any reason if you are not satisfied
with it. You may return the Contract within 10-days, or 30-days if   _______________________________________________________________
you were 65 years of age or older on the date you applied for this               State License ID Number (Required for FL)
annuity. If you return it within the 10-day or 30-day period your contract will be cancelled. We will promptly refund your Purchase
Payment less any income payment and withdrawals already made as of   _______________________________________________________________
the Business Day we receive your Contract.                                                Client Account Number

FOR MASSACHUSETTS RESIDENTS: The variable annuity for which you are  _______________________________________________________________
making this application gives us the right to restrict or            _______________________________________________________________
discontinue allocations of purchase payments to the Fixed Account    Home Office Program Information:
and reallocations from the Investment Divisions to the Fixed         _________________________________
Account. This discontinuance right may be exercised for reasons
which include but are not limited to our ability to support the      Select one. Once selected, the option cannot be changed.
minimum guaranteed interest rate of the Fixed Account when the
yields on our investments would not be sufficient to do so. This     Option A ________ Option B ________ Option C ________
discontinuance will not be exercised in an unfairly discriminatory   _______________________________________________________________
manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY
SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED, READ
AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE
PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME
POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS
CONTRACT IS ISSUED.
___________________________________________________________________
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8029 (4/05)                                                       APPVA1105USAVA